EXHIBIT 21

Subsidiary Name	Jurisdiction of Organization
0722548 B.C. Ltd.	British Columbia
10 Devon Drive Acton LLC	Delaware
100 Knoedler Road, LLC	Delaware
100 Trich Drive LLC	Delaware
1000 Aston Gardens Drive, LLC	Delaware
101 Bickford Extension Avon LLC	Delaware
101 Membership Holding Company I of Pennsylvania, Inc.	Pennsylvania
101052983 Saskatchewan Ltd.	Saskatchewan
10225 Cypresswood Drive, LLC	Delaware
10475 Wilshire Boulevard Borrower, LLC	Delaware
10475 Wilshire Boulevard, LLC	Delaware
10600 East 13th Street North, LLC	Delaware
10700 Charter Drive LLC	Delaware
10710 Charter Drive LLC	Delaware
10800 Potomac Tennis Lane Holdco LLC	Delaware
10800 Potomac Tennis Lane LLC	Delaware
111 South Shore Drive East Haven LLC	Delaware
1118 N. Stoneman Avenue, LLC	Delaware
11320 North Council Road, LLC	Delaware
1133 Black Rock Road, LLC	Delaware
1137915 B.C. Ltd.	British Columbia
1160 Elm Street Rocky Hill LLC	Delaware
1160 Main Street Leominster LLC	Delaware
1185 Davidson Road, LLC	Delaware
1220 La Venta Drive Westlake Medical LLC	Delaware
1221 Seventh Street, LLC	Delaware
1231356 Ontario Limited	Ontario
1250 La Venta Drive Community Medical LLC	Delaware
126 Smith Street Waltham LLC	Delaware
12951 W. Linebaugh Avenue, LLC	Delaware
1301489 Ontario Limited	Ontario
13075 Evening Creek Drive South, LLC	Delaware
1311 Aston Gardens Court, LLC	Delaware
1312417 Ontario Limited	Ontario
13200 South May Avenue, LLC	Delaware
139 East 56th Street Investor LLC	Delaware
139 East 56th Street Landlord LLC	Delaware
139 East 56th Street Landlord Mezz LLC	Delaware
1405 Limekiln Pike, LLC	Delaware
14707 Northville Road, LLC	Delaware
1500 Borden Road, LLC	Delaware
1528670 Ontario Limited	Ontario
153 Cardinal Drive Agawam LLC	Delaware
15401 North Pennsylvania Avenue, LLC	Delaware
157 South Street Plymouth LLC	Delaware
1574 Creekside Drive Folsom, LLC	California
1600 Center Road, LLC	Delaware
1640 Newport Blvd. LP	Delaware
180 Scott Road Waterbury LLC	Delaware
1931 Southwest Arvonia Place, LLC	Delaware
1936 Brookdale Road, LLC	Delaware

199 Chelmsford Street Chelmsford LLC	Delaware
2 Technology Drive North Chelmsford LLC	Delaware
20 Academy Lane LLC	Delaware
20 Charnstaffe Lane Billerica LLC	Delaware
2000 Emerald Court LLC	Delaware
2003 Falls Boulevard Quincy LLC	Delaware
20207 Chasewood Park Drive LLC	Delaware
2035244 Ontario Inc.	Ontario
2050 North Webb Road, LLC	Delaware
21 Bradley Road Woodbridge LLC	Delaware
2101 New Hope Street, LLC	Delaware
22 Richardson Road Centerville LLC	Delaware
220 North Clark Drive, LLC	Delaware
2200 NW Myhre Road LLC	Delaware
2217 Decatur Highway LLC	Delaware
22955 Eastex Freeway, LLC	Delaware
2300 Washington Street Newton LLC	Delaware
231 Courtyard Boulevard, LLC	Delaware
2325 Rockwell Drive, LLC	Delaware
2340829 Ontario Inc.	Ontario
2340830 Ontario Inc.	Ontario
2387 Boston Road Wilbraham LLC	Delaware
239 Cross Road LLC	Delaware
240 E. Third Street, LLC	Delaware
2419 North Euclid Avenue Upland, LLC	California
242 Main Street Salem LLC	Delaware
246A Federal Road Brookfield LLC	Delaware
25 Cobb Street Mansfield LLC	Delaware
254 Amesbury Road Haverhill LLC	Delaware
27 Forest Falls Drive Yarmouth LLC	Delaware
27 Woodvale Road, LLC	Delaware
2721 Willow Street LP	Delaware
2750 Reservoir Avenue Trumbull LLC	Delaware
27783 Center Drive LP	Delaware
280 Newtonville Avenue Newton LLC	Delaware
2800 60th Avenue West, LLC	Delaware
2860 Country Drive, LLC	Delaware
2929 West Holcombe Boulevard, LLC	Delaware
300 Pleasant Street Concord LLC	Delaware
300 St. Albans Drive, LP	Delaware
303 Valley Road Middletown LLC	Delaware
303 West Lake Street LLC	Delaware
311 Main Street Shrewsbury LLC	Delaware
3220 Peterson Road, LLC	Delaware
340 May Street Worcester LLC	Delaware
3485 Independence Drive LLC	Delaware
35 Fenton Street, LLC	Delaware
35 Hamden Hills Drive Hamden LLC	Delaware
350 Locust Drive, LLC	Delaware
3535 Manchester Avenue Borrower, LLC	Delaware
3535 Manchester Avenue, LLC	Delaware
3535 N. Hall Street, LLC	Delaware
3650 Southeast 18th Avenue, LLC	Delaware
4 Forge Hill Road Franklin LLC	Delaware

4 Wallace Bashaw Junior Way LLC	Delaware
4000 San Pablo Parkway, LLC	Kansas
405 Bedford LP	Delaware
415 Bedford LP	Delaware
416 Bedford LP	Delaware
417 Main Street Niantic LLC	Delaware
4206 Stammer Place, LLC	Delaware
430 Centre Street Newton LLC	Delaware
430 North Union Road, LLC	Delaware
4310 Bee Cave Road, LLC	Delaware
4315 Johns Creek Parkway, LLC	Delaware
432 Buckland Road South Windsor LLC	Delaware
435 Bedford LLC	Delaware
4402 South 129th Avenue West, LLC	Delaware
444 Merrick Road LLC	Delaware
450 South Kitsap Boulevard LLC	Delaware
4500 Dorr Street Holdings, LLC	Delaware
4775 Village Drive, LLC	Delaware
4800 Aston Gardens Way, LLC	Delaware
4855 Snyder Lane, LLC	Delaware
5 Corporate Drive Bedford LLC	Delaware
50 Greenleaf Way LLC	Delaware
50 Sutherland Road Brighton LLC	Delaware
50 Town Court, LLC	Delaware
500 Seven Fields Boulevard, LLC	Delaware
504 North River Road, LLC	Delaware
505 North Maize Road, LLC	Delaware
511 Kensington Avenue Meriden LLC	Delaware
5300 West 29th Street, LLC	Delaware
5301 Creedmoor Road, LP	Delaware
5455 Glenridge Drive, NE, LLC	Delaware
5521 Village Creek Drive, LLC	Delaware
557140 B.C. Ltd.	British Columbia
5939 Roosevelt Boulevard, LLC	Kansas
5999 N. University Drive, LLC	Delaware
60 Stafford Street LLC	Delaware
601 West Highway 6 LLC	Delaware
6011 Farrington Road LLC	Delaware
6144 Airport Boulevard LLC	Delaware
640 Danbury Road Ridgefield LLC	Delaware
645 Saybrook Road Middletown LLC	Delaware
6605 Quail Hollow Road, LLC	Delaware
674 West Hollis Street Nashua LLC	Delaware
687 Harbor Road Shelburne LLC	Delaware
700 Chickering Road North Andover LLC	Delaware
700 Smith Street Providence LLC	Delaware
7001 Forest Avenue, LLC	Delaware
701 Market Street, LLC	Delaware
701 W. 71st Street South, LLC	Delaware
708A Bridgeport Avenue Shelton LLC	Delaware
731 Old Buck Lane, LLC	Delaware
75 Minnesota Avenue Warwick LLC	Delaware
77 Plains Road LLC	Delaware
7900 Creedmoor Road, LP	Delaware

7902 South Mingo Road East, LLC	Delaware
7950 Baybranch Drive, LLC	Delaware
799 Yellowstone Drive, LLC	Delaware
800 Canadian Trails Drive, LLC	Delaware
800 Oregon Street, LLC	Delaware
8010 East Mississippi Avenue, LLC	Delaware
8220 Natures Way, LLC	Delaware
831 Santa Barbara Boulevard, LLC	Delaware
867 York Road Associates, LLC	Pennsylvania
880 Greendale Avenue LLC	Delaware
9 Summer Street Danvers LLC	Delaware
90 Avenue S.W. Property Inc.	British Columbia
90 West Avenue, LLC	Delaware
9108-9458 Quebec Inc.	Quebec
9128-6757 Quebec Inc.	Quebec
9131-6844 Quebec Inc.	Quebec
9168-0215 Quebec Inc.	Quebec
9188-4502 Quebec Inc.	Quebec
9189-2042 Quebec Inc.	Quebec
9198-9541 Quebec Inc.	Quebec
9208-0837 Quebec Inc.	Quebec
9307-0985 Quebec Inc.	Quebec
9307-1306 Quebec Inc.	Quebec
9307-1348 Quebec Inc.	Quebec
9314-3410 Quebec Inc.	Quebec
935 Union Lake Road, LLC	Delaware
965 Hager Drive, LLC	Delaware
ADS/Multicare, Inc.	Delaware
AL Santa Monica Senior Housing, LP	Delaware
Alberta Acres Facility Inc.	Ontario
Amherst View (Bath Road) Facility Inc.	Ontario
Apple Valley Operating Corp.	Massachusetts
ARC Minnetonka, LLC	Delaware
ARC Tucson, LLC	Delaware
Arcadia Associates	Massachusetts
Arnprior Villa Facility Inc.	Ontario
ASL, Inc.	Massachusetts
Aurora Propco 1 Limited	United Kingdom
Aurora Propco 2 Limited	United Kingdom
Avery Healthcare Group Limited	United Kingdom
BAL Holdings II, LLC	Delaware
BAL Holdings VII, LLC	Delaware
BAL Howell LLC	Delaware
BAL Longwood LLC	Pennsylvania
Ballard Healthcare Investors, LLC	Delaware
Baton Rouge LA Senior Living Owner, LLC	Delaware
Bayfield Court Operations Limited	United Kingdom
Bel Air Healthcare Investors, LLC	Delaware
Belmont Village Buckhead Tenant, LLC	Delaware
Belmont Village Buffalo Grove Tenant, LLC	Delaware
Belmont Village Buffalo Grove, L.L.C.	Delaware
Belmont Village Burbank Tenant, LLC	Delaware
Belmont Village Burbank, LLC	Delaware
Belmont Village Cardiff Tenant, LLC	Delaware

Belmont Village Carol Stream, L.L.C.	Delaware
Belmont Village Encino Tenant, LLC	Delaware
Belmont Village Encino, LLC	Delaware
Belmont Village Geneva Road Tenant, LLC	Delaware
Belmont Village Glenview Tenant, LLC	Delaware
Belmont Village Glenview, L.L.C.	Delaware
Belmont Village Green Hills Tenant, LLC	Delaware
Belmont Village Hollywood Tenant, LLC	Delaware
Belmont Village Hollywood, LLC	Delaware
Belmont Village Johns Creek Tenant, LLC	Delaware
Belmont Village Landlord 3, LLC	Delaware
Belmont Village Landlord 4, LP	Delaware
Belmont Village Landlord, LLC	Delaware
Belmont Village Memphis Tenant, LLC	Delaware
Belmont Village Oak Park Tenant, LLC	Delaware
Belmont Village Oak Park, L.L.C.	Delaware
Belmont Village Rancho Palos Verdes Tenant, LLC	Delaware
Belmont Village RPV, LLC	Delaware
Belmont Village Sabre Springs Tenant, LLC	Delaware
Belmont Village San Jose Tenant, LLC	Delaware
Belmont Village San Jose, LLC	Delaware
Belmont Village St. Matthews Tenant, LLC	Delaware
Belmont Village St. Matthews, L.L.C.	Delaware
Belmont Village Sunnyvale Tenant, LLC	Delaware
Belmont Village Sunnyvale, LLC	Delaware
Belmont Village Tenant 2, LLC	Delaware
Belmont Village Tenant 3, LLC	Delaware
Belmont Village Tenant, LLC	Delaware
Belmont Village Turtle Creek Tenant, LLC	Delaware
Belmont Village West Lake Hills Tenant, LLC	Delaware
Belmont Village West University Tenant, LLC	Delaware
Belmont Village Westwood Tenant, LLC	Delaware
Benchmark Investments X LLC	Delaware
Benchmark Investments XI LLC	Delaware
Benchmark Investments XII LLC	Delaware
Benchmark Investments XIV LLC	Delaware
Berks Nursing Homes, Inc.	Pennsylvania
Berkshire Subtenant LP	Delaware
BKD-HCN Landlord, LLC	Delaware
BKD-HCN Tenant, LLC	Delaware
Boardman Physicians LLC	Delaware
Breyut Convalescent Center, L.L.C.	New Jersey
Broadway 85th Investor LLC	Delaware
Broadway 85th Landlord Mezz LLC	Delaware
Broadway 85th LLC	Delaware
Broadway 85th Tenant LLC	Delaware
Broadway 85th Tenant Mezz LLC	Delaware
Brockport Tenant, LLC	Delaware
Brockville Facility Inc.	Ontario
Brooklyn Healthcare Investors, LLC	Delaware
Broomfield CO Senior Living Owner, LLC	Delaware
Burbank Subtenant LP	Delaware
Burlington Woods Convalescent Center, Inc.	New Jersey
Bushey Property Holdings S.a.r.l.	Luxembourg

B-X Agawam LLC	Delaware
B-X Avon LLC	Delaware
B-X Brighton LLC	Delaware
B-X Brookfield LLC	Delaware
B-X Centerville LLC	Delaware
B-X Concord LLC	Delaware
B-X Danvers LLC	Delaware
B-X East Haven LLC	Delaware
B-X Hamden LLC	Delaware
B-X Mansfield LLC	Delaware
B-X Meriden LLC	Delaware
B-X Middletown CT LLC	Delaware
B-X Middletown RI LLC	Delaware
B-X Milford LLC	Delaware
B-X Mystic LLC	Delaware
B-X Newton LLC	Delaware
B-X Newton Lower Falls LLC	Delaware
B-X Newtonville LLC	Delaware
B-X Niantic LLC	Delaware
B-X North Andover LLC	Delaware
B-X North Chelmsford LLC	Delaware
B-X Operations Holding Company LLC	Delaware
B-X Providence LLC	Delaware
B-X Quincy LLC	Delaware
B-X Rocky Hill LLC	Delaware
B-X Salem LLC	Delaware
B-X Shelburne LLC	Delaware
B-X South Windsor LLC	Delaware
B-X Trumbull LLC	Delaware
B-X Warwick LLC	Delaware
B-X Waterbury LLC	Delaware
B-X Wilbraham LLC	Delaware
B-X Willows Cottages LLC	Delaware
B-X Willows Cottages Trustee LLC	Delaware
B-X Woodbridge LLC	Delaware
B-X Worcester LLC	Delaware
B-X Yarmouth LLC	Delaware
B-XI Acton LLC	Delaware
B-XI Bedford LLC	Delaware
B-XI Franklin LLC	Delaware
B-XI Operations Holding Company LLC	Delaware
B-XII Billerica LLC	Delaware
B-XII Chelmsford LLC	Delaware
B-XII Danvers LLC	Delaware
B-XII Haverhill LLC	Delaware
B-XII Leominster LLC	Delaware
B-XII Nashua LLC	Delaware
B-XII Operations Holding Company LLC	Delaware
B-XII Plymouth LLC	Delaware
B-XII Ridgefield LLC	Delaware
B-XII Shrewsbury LLC	Delaware
B-XII Waltham LLC	Delaware
B-XIV Operations Holding Company LLC	Delaware
B-XIV Shelton LLC	Delaware

Camelia Care Limited	United Kingdom
Cassils Road West Property Inc.	British Columbia
Castle Rock Healthcare Investors, LLC	Delaware
Cerritos Subtenant LP	Delaware
Churchill Facility Inc.	Ontario
Cincinnati Physicians, LLC	Delaware
Claremont Facility Inc.	Ontario
Columbia Boulevard West Property Inc.	British Columbia
Concord Health Group, Inc.	Delaware
Coon Rapids Healthcare Investors, LLC	Delaware
Coventry Subtenant LP	Delaware
CPF Landlord, LLC	Delaware
Crestview Convalescent Home, Inc.	Pennsylvania
Crestview North, Inc.	Pennsylvania
CSH-HCN (Alexander) Inc.	Ontario
CSH-HCN (Avondale) Inc.	Ontario
CSH-HCN (Belcourt) Inc.	Ontario
CSH-HCN (Christopher) Inc.	Ontario
CSH-HCN (Fountains) Inc.	Ontario
CSH-HCN (Gordon) Inc.	Ontario
CSH-HCN (Heritage) Inc.	Ontario
CSH-HCN (Kingsville) Inc.	Ontario
CSH-HCN (Lansing) Inc.	Ontario
CSH-HCN (Leamington) Inc.	Ontario
CSH-HCN (Livingston) Inc.	Ontario
CSH-HCN (Marquis) Inc.	Ontario
CSH-HCN (McConnell) Inc.	Ontario
CSH-HCN (Pines) Inc.	Ontario
CSH-HCN (Regent Park) Inc.	Canada
CSH-HCN (Rideau) Inc.	Ontario
CSH-HCN (Royalcliffe) Inc.	Ontario
CSH-HCN (Scarlett) Inc.	Ontario
CSH-HCN (Tranquility) Inc.	Ontario
CSH-HCN Lessee (Alexander) GP Inc.	Ontario
CSH-HCN Lessee (Alexander) LP	Ontario
CSH-HCN Lessee (Archer) GP Inc.	Ontario
CSH-HCN Lessee (Archer) LP	Ontario
CSH-HCN Lessee (Avondale) GP Inc.	Ontario
CSH-HCN Lessee (Avondale) LP	Ontario
CSH-HCN Lessee (Belcourt) GP Inc.	Ontario
CSH-HCN Lessee (Belcourt) LP	Ontario
CSH-HCN Lessee (Boulogne) GP Inc.	Ontario
CSH-HCN Lessee (Boulogne) LP	Ontario
CSH-HCN Lessee (Chicoutimi) GP Inc.	Ontario
CSH-HCN Lessee (Chicoutimi) LP	Ontario
CSH-HCN Lessee (Christopher) GP Inc.	Ontario
CSH-HCN Lessee (Christopher) LP	Ontario
CSH-HCN Lessee (Ecores) GP Inc.	Ontario
CSH-HCN Lessee (Ecores) LP	Ontario
CSH-HCN Lessee (Fountains) GP Inc.	Ontario
CSH-HCN Lessee (Fountains) LP	Ontario
CSH-HCN Lessee (Giffard) GP Inc.	Ontario
CSH-HCN Lessee (Giffard) LP	Ontario
CSH-HCN Lessee (Gordon) GP Inc.	Ontario

CSH-HCN Lessee (Gordon) LP	Ontario
CSH-HCN Lessee (Harmonie) GP Inc.	Ontario
CSH-HCN Lessee (Harmonie) LP	Ontario
CSH-HCN Lessee (Heritage) GP Inc.	Ontario
CSH-HCN Lessee (Heritage) LP	Ontario
CSH-HCN Lessee (Imperial) GP Inc.	Ontario
CSH-HCN Lessee (Imperial) LP	Ontario
CSH-HCN Lessee (Jonquiere) GP Inc.	Ontario
CSH-HCN Lessee (Jonquiere) LP	Ontario
CSH-HCN Lessee (Kingsville) GP Inc.	Ontario
CSH-HCN Lessee (Kingsville) LP	Ontario
CSH-HCN Lessee (Lachine) GP Inc.	Ontario
CSH-HCN Lessee (Lachine) LP	Ontario
CSH-HCN Lessee (Lansing) GP Inc.	Ontario
CSH-HCN Lessee (Lansing) LP	Ontario
CSH-HCN Lessee (l'Atrium) GP Inc.	Ontario
CSH-HCN Lessee (l'Atrium) LP	Ontario
CSH-HCN Lessee (Laviolette) GP Inc.	Ontario
CSH-HCN Lessee (Laviolette) LP	Ontario
CSH-HCN Lessee (Leamington) GP Inc.	Ontario
CSH-HCN Lessee (Leamington) LP	Ontario
CSH-HCN Lessee (L'Ermitage) GP Inc.	Ontario
CSH-HCN Lessee (l'Ermitage) LP	Ontario
CSH-HCN Lessee (L'Estrie) GP Inc.	Ontario
CSH-HCN Lessee (L'Estrie) LP	Ontario
CSH-HCN Lessee (Livingston) GP Inc.	Ontario
CSH-HCN Lessee (Livingston) LP	Ontario
CSH-HCN Lessee (Marquis) GP Inc.	Ontario
CSH-HCN Lessee (Marquis) LP	Ontario
CSH-HCN Lessee (McConnell) GP Inc.	Ontario
CSH-HCN Lessee (McConnell) LP	Ontario
CSH-HCN Lessee (Notre-Dame) GP Inc.	Ontario
CSH-HCN Lessee (Notre-Dame) LP	Ontario
CSH-HCN Lessee (Pines) GP Inc.	Ontario
CSH-HCN Lessee (Pines) LP	Ontario
CSH-HCN Lessee (Pointe-Aux-Trembles) GP Inc.	Ontario
CSH-HCN Lessee (Pointe-Aux-Trembles) LP	Ontario
CSH-HCN Lessee (Renaissance) GP Inc.	Ontario
CSH-HCN Lessee (Renaissance) LP	Ontario
CSH-HCN Lessee (Rideau) GP Inc.	Ontario
CSH-HCN Lessee (Rideau) LP	Ontario
CSH-HCN Lessee (Rive-Sud) GP Inc.	Ontario
CSH-HCN Lessee (Rive-Sud) LP	Ontario
CSH-HCN Lessee (Royalcliffe) GP Inc.	Ontario
CSH-HCN Lessee (Royalcliffe) LP	Ontario
CSH-HCN Lessee (Saguenay) GP Inc.	Ontario
CSH-HCN Lessee (Saguenay) LP	Ontario
CSH-HCN Lessee (Saint-Jerome) GP Inc.	Ontario
CSH-HCN Lessee (Saint-Jerome) LP	Ontario
CSH-HCN Lessee (Scarlett) GP Inc.	Ontario
CSH-HCN Lessee (Scarlett) LP	Ontario
CSH-HCN Lessee (Tranquility) GP Inc.	Ontario
CSH-HCN Lessee (Tranquility) LP	Ontario
CSH-HCN Lessee (Trembles) GP Inc.	Ontario

CSH-HCN Lessee (Trembles) LP	Ontario
CSH-HCN Lessee (Wellesley) GP Inc.	Ontario
CSH-HCN Lessee (Wellesley) LP	Ontario
Cumberland Associates Of Rhode Island, L.P.	Delaware
CW Property Inc.	British Columbia
Dawn Opco II Limited	United Kingdom
Dawn Opco Limited	United Kingdom
DELM Nursing, Inc.	Pennsylvania
Denver Tenant, LLC	Delaware
Dover Health Care Associates, Inc.	Delaware
DRF Boardman LLC	Minnesota
DRF Durango LLC	Minnesota
DRF Fenton LLC	Minnesota
DRF Gig Harbor LLC	Minnesota
DRF Monticello Medical Building LLC	Minnesota
DRF Shawnee Mission LLC	Minnesota
DRF South Valley LLC	Minnesota
DRF Westminster LLC	Minnesota
DSG-2010 Loans I, Inc.	Delaware
DSL Landlord, LLC	Delaware
DSL Tenant, LLC	Delaware
Dublin Senior Community DRV, LLC	Oklahoma
Dublin Senior Community WPP, LLC	Oklahoma
East 56th Street Investor LLC	Delaware
East 56th Street Tenant LLC	Delaware
Edgemont Facility Inc.	Ontario
Element Acquisition Sub. 3, LLC	Delaware
Encare Of Mendham, L.L.C.	New Jersey
EPOCH at Hingham Subtenant, LLC	Delaware
EPOCH at Wellesley Subtenant, LLC	Delaware
EPOCH at Westford Subtenant, LLC	Delaware
EPOCH Landlord, LLC	Delaware
EPOCH Tenant, LLC	Delaware
Faribault Assisted Living, LLC	Minnesota
FCA Finance B Secured Party, LLC	Delaware
FC-GEN Acquisition Holding, LLC	Delaware
FC-GEN Acquisition, Inc.	Delaware
FC-GEN Real Estate, LLC	Delaware
FC-JEN Leasing, LLC	Delaware
FHC Mount Vernon LLC	Minnesota
Fieldgate Facility Inc.	Ontario
First Tower Holdco, LLC	Delaware
First Tower Insurance, LLC	Tennessee
FLA-PALM COURT Limited Partnership	Florida
Fleetwood Villa Facility Inc.	Ontario
G & L Tustin III, LP	Delaware
G&L 4150 Regents LP	Delaware
G&L 436 Bedford LLC	Delaware
Gemini KC Land, L.L.C.	Oklahoma
Gemini Las Colinas, L.L.C.	Oklahoma
Gemini Villa Ventura, L.L.C.	Oklahoma
Gemini Wexford, L.L.C.	Oklahoma
Genesis ElderCare Centers - Harston, Inc.	Pennsylvania
Genesis Eldercare Corp.	Delaware

Genesis Eldercare National Centers, Inc.	Florida
Genesis Health Ventures of Bloomfield, Inc.	Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.	Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.	Pennsylvania
Genesis Health Ventures of Naugatuck, Inc.	Pennsylvania
Genesis Health Ventures of Salisbury, Inc.	Pennsylvania
Genesis Health Ventures of West Virginia, Inc.	Pennsylvania
Genesis Health Ventures of Wilkes-Barre, Inc.	Pennsylvania
Genesis Healthcare Centers Holdings, Inc.	Delaware
Genesis HealthCare Corporation	Pennsylvania
Genesis Healthcare Holding Company I, Inc.	Delaware
Genesis Healthcare Holding Company II, Inc.	Delaware
Genesis Meridian 7 Leasing Properties Limited Partnership, L.L.P.	Virginia
Genesis Meridian 7 Partnership Holding Company L.L.C.	Delaware
Genesis Properties Of Delaware Corporation	Delaware
Genesis Properties Of Delaware Ltd. Partnership, L.P.	Delaware
Genoa Healthcare Investors, LLC	Delaware
Geriatric & Medical Companies, Inc.	Delaware
Geriatric and Medical Services, Inc.	New Jersey
Geri-Med Corp.	Pennsylvania
Gig Harbor Physicians, LLC	Delaware
Gilbert AZ Senior Living Owner, LLC	Delaware
Glenmark Associates - Dawnview Manor, Inc.	West Virginia
Glenmark Associates, Inc.	West Virginia
Golden Gate Subtenant LP	Delaware
Grace Lodge Care Holdings S.a.r.l.	Luxembourg
Grace Lodge Care Operating S.a.r.l.	Luxembourg
Grace Lodge Care S.a.r.l.	Luxembourg
Gracewell (Newmarket) Limited	United Kingdom
Gracewell Healthcare 1 Limited	United Kingdom
Gracewell Healthcare 2 Limited	United Kingdom
Gracewell Healthcare 3 Limited	United Kingdom
Gracewell Healthcare 4 Limited	United Kingdom
Gracewell Investment No.2 S.a.r.l.	Luxembourg
Gracewell Investment No.3 S.a.r.l.	Luxembourg
Gracewell Investment No.4 S.a.r.l.	Luxembourg
Gracewell Noosa Devco (Woking) S.a.r.l.	Luxembourg
Gracewell Noosa Propco (Woking) S.a.r.l.	Luxembourg
Gracewell Operations Holding Limited	United Kingdom
Gracewell Properties (Abercorn) S.a.r.l.	Luxembourg
Gracewell Properties (Adderbury) S.a.r.l.	Luxembourg
Gracewell Properties (Bath) S.a.r.l.	Luxembourg
Gracewell Properties (Birmingham) S.a.r.l.	Luxembourg
Gracewell Properties (Bournville) S.a.r.l.	Luxembourg
Gracewell Properties (Church Crookham) S.a.r.l.	Luxembourg
Gracewell Properties (Fareham) S.a.r.l.	Luxembourg
Gracewell Properties (Frome) S.a.r.l.	Luxembourg
Gracewell Properties (Hamilton) S.a.r.l.	Luxembourg
Gracewell Properties (Horley) S.a.r.l.	Luxembourg
Gracewell Properties (Kentford) S.a.r.l.	Luxembourg
Gracewell Properties (Lane End) S.a.r.l.	Luxembourg
Gracewell Properties (Little Bookham) S.a.r.l.	Luxembourg
Gracewell Properties (Newbury) S.a.r.l.	Luxembourg
Gracewell Properties (Pines) S.a.r.l.	Luxembourg

Gracewell Properties (Salisbury) S.a.r.l.	Luxembourg
Gracewell Properties (Shelbourne) S.a.r.l.	Luxembourg
Gracewell Properties (Solihull) S.a.r.l.	Luxembourg
Gracewell Properties (Sutton Coldfield) S.a.r.l.	Luxembourg
Gracewell Properties (Sutton) S.a.r.l.	Luxembourg
Gracewell Properties (Weymouth) S.a.r.l.	Luxembourg
Gracewell Properties (Woking) S.a.r.l.	Luxembourg
Gracewell Properties Holding S.a.r.l.	Luxembourg
Grand Ledge I, LLC	Delaware
Greenspring Meridian Limited Partnership	Maryland
Groton Associates Of Connecticut, L.P.	Delaware
Grove City Care 2015, LLC	Michigan
GWC-Crestwood, Inc.	Virginia
GWC-Dix Hills, Inc.	Virginia
GWC-East 56th Street Inc.	Virginia
GWC-East Meadow, Inc.	Virginia
GWC-East Setauket, Inc.	Virginia
GWC-Glen Cove, Inc.	Virginia
GWC-Holbrook, Inc.	Virginia
GWC-Huntington Terrace Inc.	Virginia
GWC-Plainview, Inc.	Virginia
GWC-Savoy Inc.	Virginia
GWC-West Babylon, Inc.	Virginia
Habitation Domaine Des Trembles Inc.	Quebec
Habitation Faubourg Giffard Inc.	Quebec
Hammonds Lane Meridian Limited Partnership	Maryland
Harbor Crest Tenant, LLC	Delaware
Harnett Health Investors, LP	Virginia
Hawthorns Retirement Group UK Limited	United Kingdom
Hawthorns Retirement Management Limited	United Kingdom
Hawthorns Retirement UK Limited	United Kingdom
HCN (Pembroke) Property Inc.	British Columbia
HCN (ROSEHILL) PROPERTY INC.	Ontario
HCN (Stonehaven) Property Inc.	British Columbia
HCN Canadian Holdings GP-1 Ltd.	Ontario
HCN Canadian Holdings LP-1 Ltd.	Ontario
HCN Canadian Holdings-1 LP	Ontario
HCN Canadian Holdings-1 Subco Ltd.	Ontario
HCN Canadian Investment (Regent Park) LP	Ontario
HCN Canadian Investment-1 LP	Ontario
HCN Canadian Investment-4 LP	Ontario
HCN Canadian Investment-5 LP	Ontario
HCN Canadian Investment-5 ULC	British Columbia
HCN Canadian Leasing (British Columbia) Ltd.	British Columbia
HCN Canadian Leasing Ltd.	Ontario
HCN Canadian Leasing-2 Ltd.	British Columbia
HCN Canadian Leasing-3 Ltd.	British Columbia
HCN Canadian Leasing-4 Ltd.	British Columbia
HCN Canadian Management Services Ltd.	Ontario
HCN Canadian Properties Inc.	New Brunswick
HCN Development Services Group, Inc.	Indiana
HCN DownREIT Member GP, LLC	Delaware
HCN DownREIT Member JV, LP	Delaware
HCN DownREIT Member, LLC	Delaware

HCN DSL Member GP, LLC	Delaware
HCN DSL Member JV, LP	Delaware
HCN DSL Member REIT, LLC	Delaware
HCN DSL Member TRS, LLC	Delaware
HCN Emerald Holdings, LLC	Delaware
HCN Fountains Leasing Ltd.	British Columbia
HCN G&L DownREIT II GP, LLC	Delaware
HCN G&L DownREIT II, LLC	Delaware
HCN G&L DownREIT LLC	Delaware
HCN G&L Holy Cross Sub, LLC	Delaware
HCN G&L Roxbury Sub, LLC	Delaware
HCN G&L Santa Clarita Sub, LLC	Delaware
HCN G&L Valencia Sub, LLC	Delaware
HCN Imperial Leasing Ltd.	British Columbia
HCN Interra Lake Travis LTACH, LLC	Delaware
HCN Investment (Regent Park) GP Ltd.	Ontario
HCN Investment GP-1 Ltd.	Ontario
HCN Investment GP-4 Ltd.	Ontario
HCN Investment GP-5 Ltd.	Ontario
HCN Kensington Victoria Leasing Ltd.	British Columbia
HCN Lake Travis Holdings, LLC	Delaware
HCN Lake Travis Property Two, LLC	Delaware
HCN Lessee (Pembroke) GP Inc.	British Columbia
HCN Lessee (Pembroke) LP	Ontario
HCN Lessee (Stonehaven) GP Inc.	British Columbia
HCN Lessee (Stonehaven) LP	Ontario
HCN Portsmouth Leasing Ltd.	British Columbia
HCN Purchasing Group, LLC	Delaware
HCN Renaissance (Regal) Leasing Ltd.	British Columbia
HCN Renaissance Leasing Ltd.	British Columbia
HCN Ross Leasing Ltd.	British Columbia
HCN Share Holdings JV GP, LLC	Delaware
HCN Share Holdings JV, LP	Delaware
HCN Sunwood Leasing Ltd.	British Columbia
HCN UK Holdco Limited	Jersey
HCN UK Investments Limited	Jersey
HCN UK Management Services Limited	United Kingdom
HCN-COGIR LESSEE GP INC.	Ontario
HCN-COGIR LESSEE LP	Ontario
HCN-Revera (Annex) Inc.	Ontario
HCN-Revera (Appleby Place) Inc.	Ontario
HCN-Revera (Aspen Ridge) Inc.	Ontario
HCN-Revera (Beechwood) Inc.	Ontario
HCN-Revera (Bough Beeches Place) Inc.	Ontario
HCN-Revera (Centennial Park Place) Inc.	Ontario
HCN-Revera (Churchill Place) Inc.	Ontario
HCN-Revera (Colonel By) Inc.	Ontario
HCN-Revera (Constitution Place) Inc.	Ontario
HCN-Revera (Don Mills/Donway Place) Inc.	Ontario
HCN-Revera (Edinburgh) Inc.	Ontario
HCN-Revera (Evergreen) Inc.	Ontario
HCN-Revera (Fergus Place) Inc.	Ontario
HCN-Revera (Forest Hill Place) Inc.	Ontario
HCN-Revera (Glynnwood) Inc.	Ontario

HCN-Revera (Hollyburn House) Inc.	Ontario
HCN-Revera (Inglewood) Inc.	Ontario
HCN-Revera (Kensington Victoria) Inc.	Ontario
HCN-Revera (Kensington) Inc.	Ontario
HCN-Revera (Leaside) Inc.	Ontario
HCN-Revera (Parkwood Court) Inc.	Ontario
HCN-Revera (Parkwood Manor) Inc.	Ontario
HCN-Revera (Parkwood Place) Inc.	Ontario
HCN-Revera (Rayoak Place) Inc.	Ontario
HCN-Revera (Regal) Limited Partnership	Ontario
HCN-Revera (River Ridge) Inc.	Ontario
HCN-Revera (Stone Lodge) Inc.	Ontario
HCN-Revera (Valley Stream) Inc.	Ontario
HCN-Revera (Victoria Place) Inc.	Ontario
HCN-Revera (Weber) Inc.	Ontario
HCN-Revera (Wellington) Inc.	Ontario
HCN-Revera (Westwood) Inc.	Ontario
HCN-Revera (Whitecliff) Inc.	Ontario
HCN-Revera (Windermere on the Mount) Inc.	Ontario
HCN-Revera Joint Venture GP Inc.	Ontario
HCN-Revera Joint Venture Limited Partnership	Ontario
HCN-Revera Joint Venture ULC	British Columbia
HCN-Revera Lessee (Alta Vista) GP Inc.	Ontario
HCN-Revera Lessee (Alta Vista) LP	Ontario
HCN-Revera Lessee (Annex) GP Inc.	Ontario
HCN-Revera Lessee (Annex) LP	Ontario
HCN-Revera Lessee (Appleby Place) GP Inc.	Ontario
HCN-Revera Lessee (Appleby Place) LP	Ontario
HCN-Revera Lessee (Arnprior Villa) GP Inc.	Ontario
HCN-Revera Lessee (Arnprior Villa) LP	Ontario
HCN-Revera Lessee (Aspen Ridge) GP Inc.	Ontario
HCN-Revera Lessee (Aspen Ridge) LP	Ontario
HCN-Revera Lessee (Barrhaven) GP Inc.	Ontario
HCN-Revera Lessee (Barrhaven) LP	Ontario
HCN-Revera Lessee (Beechwood) GP Inc.	Ontario
HCN-Revera Lessee (Beechwood) LP	Ontario
HCN-Revera Lessee (Bentley Moose Jaw) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Moose Jaw) LP	Ontario
HCN-Revera Lessee (Bentley Regina) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Regina) LP	Ontario
HCN-Revera Lessee (Bentley Saskatoon) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Saskatoon) LP	Ontario
HCN-Revera Lessee (Bentley Swift Current) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Swift Current) LP	Ontario
HCN-Revera Lessee (Bentley Yorkton) GP Inc.	Ontario
HCN-Revera Lessee (Bentley Yorkton) LP	Ontario
HCN-Revera Lessee (Birkdale) GP Inc.	Ontario
HCN-Revera Lessee (Birkdale) LP	Ontario
HCN-Revera Lessee (Bough Beeches Place) GP Inc.	Ontario
HCN-Revera Lessee (Bough Beeches Place) LP	Ontario
HCN-Revera Lessee (Bradgate Arms) GP Inc.	Ontario
HCN-Revera Lessee (Bradgate Arms) LP	Ontario
HCN-Revera Lessee (Briargate) GP Inc.	Ontario
HCN-Revera Lessee (Briargate) LP	Ontario

HCN-Revera Lessee (Bridlewood Manor) GP Inc.	Ontario
HCN-Revera Lessee (Bridlewood Manor) LP	Ontario
HCN-Revera Lessee (Cambridge) GP Inc.	Ontario
HCN-Revera Lessee (Cambridge) LP	Ontario
HCN-Revera Lessee (Cedarcroft Place) GP Inc.	Ontario
HCN-Revera Lessee (Cedarcroft Place) LP	Ontario
HCN-Revera Lessee (Centennial Park Place) GP Inc.	Ontario
HCN-Revera Lessee (Centennial Park Place) LP	Ontario
HCN-Revera Lessee (Chateau Renoir) GP Inc.	Ontario
HCN-Revera Lessee (Chateau Renoir) LP	Ontario
HCN-Revera Lessee (Chatham) GP Inc.	Ontario
HCN-Revera Lessee (Chatham) LP	Ontario
HCN-Revera Lessee (Churchill Place) GP Inc.	Ontario
HCN-Revera Lessee (Churchill Place) LP	Ontario
HCN-Revera Lessee (Clair Matin) GP Inc.	Ontario
HCN-Revera Lessee (Clair Matin) LP	Ontario
HCN-Revera Lessee (Claremont) GP Inc.	Ontario
HCN-Revera Lessee (Claremont) LP	Ontario
HCN-Revera Lessee (Colonel By) GP Inc.	Ontario
HCN-Revera Lessee (Colonel By) LP	Ontario
HCN-Revera Lessee (Constitution Place) GP Inc.	Ontario
HCN-Revera Lessee (Constitution Place) LP	Ontario
HCN-Revera Lessee (Crofton Manor) GP Inc.	Ontario
HCN-Revera Lessee (Crofton Manor) LP	Ontario
HCN-Revera Lessee (Don Mills) GP Inc.	Ontario
HCN-Revera Lessee (Don Mills) LP	Ontario
HCN-Revera Lessee (Donway Place) GP Inc.	Ontario
HCN-Revera Lessee (Donway Place) LP	Ontario
HCN-Revera Lessee (Dorchester) GP Inc.	Ontario
HCN-Revera Lessee (Dorchester) LP	Ontario
HCN-Revera Lessee (Edgemont) GP Inc.	Ontario
HCN-Revera Lessee (Edgemont) LP	Ontario
HCN-Revera Lessee (Edinburgh) GP Inc.	Ontario
HCN-Revera Lessee (Edinburgh) LP	Ontario
HCN-Revera Lessee (Emerite de Brossard) GP Inc.	Ontario
HCN-Revera Lessee (Emerite de Brossard) LP	Ontario
HCN-Revera Lessee (Evergreen) GP Inc.	Ontario
HCN-Revera Lessee (Evergreen) LP	Ontario
HCN-Revera Lessee (Fergus Place) GP Inc.	Ontario
HCN-Revera Lessee (Fergus Place) LP	Ontario
HCN-Revera Lessee (Fleetwood Villa) GP Inc.	Ontario
HCN-Revera Lessee (Fleetwood Villa) LP	Ontario
HCN-Revera Lessee (Forest Hill Place) GP Inc.	Ontario
HCN-Revera Lessee (Forest Hill Place) LP	Ontario
HCN-Revera Lessee (Franklin) GP Inc.	Ontario
HCN-Revera Lessee (Franklin) LP	Ontario
HCN-Revera Lessee (Glynnwood) GP Inc.	Ontario
HCN-Revera Lessee (Glynnwood) LP	Ontario
HCN-Revera Lessee (Grand Wood) GP Inc.	Ontario
HCN-Revera Lessee (Grand Wood) LP	Ontario
HCN-Revera Lessee (Greenway) GP Inc.	Ontario
HCN-Revera Lessee (Greenway) LP	Ontario
HCN-Revera Lessee (Heartland) GP Inc.	Ontario
HCN-Revera Lessee (Heartland) LP	Ontario

HCN-Revera Lessee (Heritage Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Heritage Lodge) LP	Ontario
HCN-Revera Lessee (Highland Place) GP Inc.	Ontario
HCN-Revera Lessee (Highland Place) LP	Ontario
HCN-Revera Lessee (Hollyburn House) GP Inc.	Ontario
HCN-Revera Lessee (Hollyburn House) LP	Ontario
HCN-Revera Lessee (Horizon Place) GP Inc.	Ontario
HCN-Revera Lessee (Horizon Place) LP	Ontario
HCN-Revera Lessee (Hunt Club Manor) GP Inc.	Ontario
HCN-Revera Lessee (Hunt Club Manor) LP	Ontario
HCN-Revera Lessee (Inglewood) GP Inc.	Ontario
HCN-Revera Lessee (Inglewood) LP	Ontario
HCN-Revera Lessee (Jardins du Couvent) GP Inc.	Ontario
HCN-Revera Lessee (Jardins du Couvent) LP	Ontario
HCN-Revera Lessee (Jardins Interieurs) GP Inc.	Ontario
HCN-Revera Lessee (Jardins Interieurs) LP	Ontario
HCN-Revera Lessee (Jardins Vaudreuil) GP Inc.	Ontario
HCN-Revera Lessee (Jardins Vaudreuil) LP	Ontario
HCN-Revera Lessee (Kensington Victoria) GP Inc.	Ontario
HCN-Revera Lessee (Kensington Victoria) LP	Ontario
HCN-Revera Lessee (Kensington) GP Inc.	Ontario
HCN-Revera Lessee (Kensington) LP	Ontario
HCN-Revera Lessee (King Gardens) GP Inc.	Ontario
HCN-Revera Lessee (King Gardens) LP	Ontario
HCN-Revera Lessee (Kingsway) GP Inc.	Ontario
HCN-Revera Lessee (Kingsway) LP	Ontario
HCN-Revera Lessee (Landmark Court) GP Inc.	Ontario
HCN-Revera Lessee (Landmark Court) LP	Ontario
HCN-Revera Lessee (Leaside) GP Inc.	Ontario
HCN-Revera Lessee (Leaside) LP	Ontario
HCN-Revera Lessee (Lundy Manor) GP Inc.	Ontario
HCN-Revera Lessee (Lundy Manor) LP	Ontario
HCN-Revera Lessee (Lynwood) GP Inc.	Ontario
HCN-Revera Lessee (Lynwood) LP	Ontario
HCN-Revera Lessee (Manoir Lafontaine) GP Inc.	Ontario
HCN-Revera Lessee (Manoir Lafontaine) LP	Ontario
HCN-Revera Lessee (Maplecrest) GP Inc.	Ontario
HCN-Revera Lessee (Maplecrest) LP	Ontario
HCN-Revera Lessee (Marian Chateau) GP Inc.	Ontario
HCN-Revera Lessee (Marian Chateau) LP	Ontario
HCN-Revera Lessee (McKenzie Towne) GP Inc.	Ontario
HCN-Revera Lessee (McKenzie Towne) LP	Ontario
HCN-Revera Lessee (Meadowlands) GP Inc.	Ontario
HCN-Revera Lessee (Meadowlands) LP	Ontario
HCN-Revera Lessee (Ogilvie Villa) GP Inc.	Ontario
HCN-Revera Lessee (Ogilvie Villa) LP	Ontario
HCN-Revera Lessee (Parkwood Court) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Court) LP	Ontario
HCN-Revera Lessee (Parkwood Manor) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Manor) LP	Ontario
HCN-Revera Lessee (Parkwood Place) GP Inc.	Ontario
HCN-Revera Lessee (Parkwood Place) LP	Ontario
HCN-Revera Lessee (Pavillon des Cedres) GP Inc.	Ontario
HCN-Revera Lessee (Pavillon des Cedres) LP	Ontario

HCN-Revera Lessee (Plymouth) GP Inc.	Ontario
HCN-Revera Lessee (Plymouth) LP	Ontario
HCN-Revera Lessee (Port Perry) GP Inc.	Ontario
HCN-Revera Lessee (Port Perry) LP	Ontario
HCN-Revera Lessee (Portobello) GP Inc.	Ontario
HCN-Revera Lessee (Portobello) LP	Ontario
HCN-Revera Lessee (Portsmouth) GP Inc.	Ontario
HCN-Revera Lessee (Portsmouth) LP	Ontario
HCN-Revera Lessee (Prince of Wales) GP Inc.	Ontario
HCN-Revera Lessee (Prince of Wales) LP	Ontario
HCN-Revera Lessee (Queenswood Villa) GP Inc.	Ontario
HCN-Revera Lessee (Queenswood Villa) LP	Ontario
HCN-Revera Lessee (Rayoak Place) GP Inc.	Ontario
HCN-Revera Lessee (Rayoak Place) LP	Ontario
HCN-Revera Lessee (Renaissance) GP Inc.	Ontario
HCN-Revera Lessee (Renaissance) LP	Ontario
HCN-Revera Lessee (River Ridge) GP Inc.	Ontario
HCN-Revera Lessee (River Ridge) LP	Ontario
HCN-Revera Lessee (Riverbend) GP Inc.	Ontario
HCN-Revera Lessee (Riverbend) LP	Ontario
HCN-Revera Lessee (Robertson House) GP Inc.	Ontario
HCN-Revera Lessee (Robertson House) LP	Ontario
HCN-Revera Lessee (Scenic Acres) GP Inc.	Ontario
HCN-Revera Lessee (Scenic Acres) LP	Ontario
HCN-Revera Lessee (St. Lawrence Place) GP Inc.	Ontario
HCN-Revera Lessee (St. Lawrence Place) LP	Ontario
HCN-Revera Lessee (Stittsville Villa) GP Inc.	Ontario
HCN-Revera Lessee (Stittsville Villa) LP	Ontario
HCN-Revera Lessee (Stone Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Stone Lodge) LP	Ontario
HCN-Revera Lessee (Sunwood) GP Inc.	Ontario
HCN-Revera Lessee (Sunwood) LP	Ontario
HCN-Revera Lessee (Terrace Gardens) GP Inc.	Ontario
HCN-Revera Lessee (Terrace Gardens) LP	Ontario
HCN-Revera Lessee (The Churchill) GP Inc.	Ontario
HCN-Revera Lessee (The Churchill) LP	Ontario
HCN-Revera Lessee (Trafalgar Lodge) GP Inc.	Ontario
HCN-Revera Lessee (Trafalgar Lodge) LP	Ontario
HCN-Revera Lessee (Valley Stream) GP Inc.	Ontario
HCN-Revera Lessee (Valley Stream) LP	Ontario
HCN-Revera Lessee (Victoria Place) GP Inc.	Ontario
HCN-Revera Lessee (Victoria Place) LP	Ontario
HCN-Revera Lessee (Waverley/Rosewood) GP Inc.	Ontario
HCN-Revera Lessee (Waverley/Rosewood) LP	Ontario
HCN-Revera Lessee (Weber) GP Inc.	Ontario
HCN-Revera Lessee (Weber) LP	Ontario
HCN-Revera Lessee (Wellington) GP Inc.	Ontario
HCN-Revera Lessee (Wellington) LP	Ontario
HCN-Revera Lessee (Westwood) GP Inc.	Ontario
HCN-Revera Lessee (Westwood) LP	Ontario
HCN-Revera Lessee (Whitecliff) GP Inc.	Ontario
HCN-Revera Lessee (Whitecliff) LP	Ontario
HCN-Revera Lessee (Windermere on the Mount) GP Inc.	Ontario
HCN-Revera Lessee (Windermere on the Mount) LP	Ontario

HCN-Revera Lessee (Windsor) GP Inc.	Ontario
HCN-Revera Lessee (Windsor) LP	Ontario
HCP Maryland Properties, LLC	Delaware
HCRI 10301 Hagen Ranch Properties, LLC	Delaware
HCRI 1950 Sunny Crest Drive, LLC	Delaware
HCRI Allen Medical Facility, LLC	Delaware
HCRI Ancillary TRS, Inc.	Delaware
HCRI Beachwood, Inc.	Ohio
HCRI Boardman Properties, LLC	Delaware
HCRI Broadview, Inc.	Ohio
HCRI Cold Spring Properties, LLC	Delaware
HCRI Connecticut Avenue Subtenant, LLC	Delaware
HCRI Draper Place Properties Trust	Massachusetts
HCRI Drum Hill Properties, LLC	Delaware
HCRI Emerald Holdings III, LLC	Delaware
HCRI Emerald Holdings, LLC	Delaware
HCRI Fairmont Properties, LLC	Delaware
HCRI Financial Services, LLC	Delaware
HCRI Fore River Medical Facility, LLC	Delaware
HCRI Holdings Trust	Massachusetts
HCRI Illinois Properties, LLC	Delaware
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Investments, Inc.	Delaware
HCRI Kansas Properties, LLC	Delaware
HCRI Kentucky Properties, LLC	Kentucky
HCRI Logistics, Inc.	Delaware
HCRI Louisiana Properties, L.P.	Delaware
HCRI Marina Place Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust	Massachusetts
HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Massachusetts Properties, Inc.	Delaware
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI North Carolina Properties, LLC	Delaware
HCRI NY-NJ Properties, LLC	Delaware
HCRI of Folsom Tenant, LLC	California
HCRI of Upland Tenant, LLC	California
HCRI Pennsylvania Properties Holding Company	Delaware
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Plano Medical Facility, LLC	Delaware
HCRI Purchasing, LLC	Delaware
HCRI Red Fox ManCo, LLC	Delaware
HCRI Roswell I Medical Facility, LLC	Delaware
HCRI Southern Investments I, Inc.	Delaware
HCRI Sun III Dresher Senior Living, LP	Delaware
HCRI Sun III Golden Valley Senior Living, LLC	Delaware
HCRI Sun III GP, LLC	Delaware
HCRI Sun III Minnetonka Senior Living, LLC	Delaware
HCRI Sun III Palo Alto Senior Living, LP	Delaware
HCRI Sun III Plano Senior Living, LP	Delaware
HCRI Sun III Shelby Senior Living, LLC	Delaware
HCRI Sun III Tenant GP, LLC	Delaware

HCRI Sun III Tenant, LP	Delaware
HCRI Sun Three Lombard IL Senior Living, LLC	Delaware
HCRI Sun Two Baton Rouge LA Senior Living, LLC	Delaware
HCRI Sun Two Gilbert AZ Senior Living, LLC	Delaware
HCRI Sun Two Metairie LA Senior Living, LLC	Delaware
HCRI Tennessee Properties, LLC	Delaware
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI TRS Acquirer II, LLC	Delaware
HCRI TRS Acquirer, LLC	Delaware
HCRI TRS Trident Investment, LLC	Delaware
HCRI Tucson Properties, Inc.	Delaware
HCRI Westlake, Inc.	Ohio
HCRI Wilburn Gardens Properties, LLC	Delaware
HCRI Wisconsin Properties, LLC	Wisconsin
Health Care REIT, LLC	Delaware
Health Resources Of Cedar Grove, Inc.	New Jersey
Health Resources Of Cinnaminson, Inc.	New Jersey
Health Resources Of Cranbury, L.L.C.	New Jersey
Health Resources Of Cumberland, Inc.	Delaware
Health Resources Of Emery, L.L.C.	New Jersey
Health Resources Of Englewood, Inc.	New Jersey
Health Resources Of Glastonbury, Inc.	Connecticut
Health Resources Of Groton, Inc.	Delaware
Health Resources Of Middletown (RI), Inc.	Delaware
Health Resources Of Rockville, Inc.	Delaware
Health Resources Of South Brunswick, L.L.C.	New Jersey
Health Resources Of Wallingford, Inc.	Delaware
Health Resources Of Warwick, Inc.	Delaware
Health Resources Of West Orange, L.L.C.	New Jersey
Healthcare Property Managers Of America, LLC	Florida
Healthcare Resources Corp.	Pennsylvania
HealthLease U.S., Inc.	Delaware
Heat OP TRS, Inc.	Delaware
Highland Healthcare Investors, LLC	Delaware
Hilltop Health Care Center, Inc.	Delaware
Hingham Terry Drive I LLC	Delaware
HL GP, LLC	Indiana
Holly Manor Associates Of New Jersey, L.P.	Delaware
Hunt Club Manor Facility Inc.	Ontario
I.L.S. Care Communities Inc.	Manitoba
Imperial Place Residence Inc. / Residence Place Imperiale Inc.	Quebec
Jupiter Landlord, LLC	Delaware
Kaiser Gemini Burgundy, LLC	Oklahoma
Kaiser Gemini Woodland, LLC	Oklahoma
Karrington of Findlay Ltd.	Oklahoma
Kensington Subtenant LP	Delaware
Keystone Communities of Eagan, LLC	Minnesota
Keystone Communities of Highland Park, LLC	Delaware
Keystone Communities of Mankato, LLC	Minnesota
Keystone Communities of Prior Lake, LLC	Minnesota
Keystone Communities of Roseville, LLC	Delaware
King Street Facility Inc.	Ontario
Kingston Facility Inc.	Ontario

KSL Landlord, LLC	Delaware
Laguna Hills Subtenant LP	Delaware
Lake Mead Medical Investors Limited Partnership	Florida
Landmark Facility Inc.	Ontario
Las Palmas Subtenant LP	Delaware
Laurel Health Resources, Inc.	Delaware
Lawrence Care (Maids Moreton) Limited	United Kingdom
Le Wellesley Inc.	Quebec
Leawood Tenant, LLC	Delaware
Lehigh Nursing Homes, Inc.	Pennsylvania
Lenexa Investors II, LLC	Delaware
Lenexa Investors, LLC	Delaware
Leon Dorchester Facility Inc.	Ontario
Les Belvederes De Lachine Inc.	Canada
Les Jardins Laviolette Inc.	Quebec
Les Residences-Hotellerie Harmonie Inc.	Quebec
Lillington AL Health Investors, LP	Virginia
Lombard IL Senior Living Owner, LLC	Delaware
Louisville KY Senior Living Owner, LLC	Delaware
Lundy Manor Facility Inc.	Ontario
MABRI Convalescent Center, Inc.	Connecticut
Maids Moreton Operations Limited	United Kingdom
Manoir Archer Inc.	Quebec
Manoir Bois De Boulogne Inc.	Quebec
Manoir et Cours de l'Atrium Inc.	Quebec
Manoir Pointe-Aux-Trembles Inc.	Quebec
Manoir St-Jerome Inc.	Quebec
Marietta Physicians LLC	Delaware
Markglen, Inc.	West Virginia
Master Metsun Three GP, LLC	Delaware
Master MetSun Three, LP	Delaware
McKenzie Towne Facility Inc.	Ontario
McKerley Health Care Center - Concord Limited Partnership	New Hampshire
McKerley Health Care Center-Concord, Inc.	New Hampshire
McKerley Health Care Centers, Inc.	New Hampshire
McKerley Health Facilities	New Hampshire
Meadowcroft London Facility Inc.	Ontario
Meadowlands Facility Inc.	Ontario
Medical Real Estate Property Managers Of America, LLC	Florida
Meerkat TRS LLC	Delaware
Mercerville Associates Of New Jersey, L.P.	Delaware
Meridian Health, Inc.	Pennsylvania
Meridian Healthcare, Inc.	Pennsylvania
Metairie LA Senior Living Owner, LLC	Delaware
MetSun GP, LLC	Delaware
MetSun Three Franklin MA Senior Living, LLC	Delaware
MetSun Three Kingwood TX Senior Living, LP	Delaware
MetSun Three Mundelein IL Senior Living, LLC	Delaware
MetSun Three Pool Three GP, LLC	Delaware
MetSun Three Pool Three, LLC	Delaware
MetSun Three Pool Two GP, LLC	Delaware
MetSun Three Pool Two, LLC	Delaware
MetSun Three Sabre Springs CA Senior Living, LP	Delaware
MG Landlord II, LLC	Delaware

MG Landlord, LLC	Delaware
MG Tenant, LLC	Delaware
MGP 42, LLC	Delaware
MGP 44, LLC	Delaware
MGP 45, LLC	Delaware
MGP 46, LLC	Delaware
MGP 47, LLC	Delaware
MGP 50, LLC	Delaware
MGP 51, LLC	Delaware
MGP 52, LLC	Delaware
MGP VI, LLC	Washington
MGP X, LLC	Washington
MGP XI, LLC	Washington
MGP XII, LLC	Washington
MGP XIX, LLC	Washington
MGP XVII, LLC	Washington
Middletown (RI) Associates of Rhode Island, L.P.	Delaware
Midland I, LLC	Delaware
Midpark Way S.E. Property Inc.	British Columbia
Mill Creek Real Estate Partners, LLC	Delaware
Mill Hill Retirement Facility Inc.	Ontario
Millville Meridian Limited Partnership	Maryland
Minnetonka Tenant, LLC	Delaware
Mission Viejo Subtenant LP	Delaware
ML Marion, L.P.	Indiana
Moline Physicians, LLC	Delaware
Montgomery Nursing Homes, Inc.	Pennsylvania
Monticello Healthcare Properties, LLC	Delaware
Moorestown Physicians, LLC	Delaware
Mount Vernon Physicians, LLC	Delaware
Mountain View Tenant, LLC	Delaware
MPG Crawfordsville, L.P.	Indiana
MPG Healthcare L.P.	Indiana
MS Arlington, L.P.	Indiana
MS Avon, L.P.	Indiana
MS Bradner, L.P.	Indiana
MS Brecksville, L.P.	Indiana
MS Castleton, L.P.	Indiana
MS Chatham, L.P.	Indiana
MS Chesterfield, L.P.	Indiana
MS Danville, L.P.	Indiana
MS Kokomo, L.P.	Indiana
MS Mishawaka, L.P.	Indiana
MS Springfield, L.P.	Indiana
MS Stafford, L.P.	Indiana
MS Wabash, L.P.	Indiana
MS Westfield, L.P.	Indiana
Murrieta Healthcare Investors, LLC	Delaware
Murrieta Healthcare Properties, LLC	Delaware
Narrows Glen Subtenant LP	Delaware
North Cape Convalescent Center Associates, L.P.	Pennsylvania
North Pointe Tenant, LLC	Delaware
Northbridge Burlington Subtenant LLC	Delaware
Northbridge Dartmouth Subtenant LLC	Delaware

Northbridge Needham Subtenant LLC	Delaware
Northbridge Newburyport Subtenant LLC	Delaware
Northbridge Plymouth Subtenant LLC	Delaware
Northbridge Tewksbury Subtenant LLC	Delaware
Northwest Total Care Center Associates L.P.	New Jersey
Oakland Care Centre Limited	United Kingdom
Ogilvie Facility Inc.	Ontario
One Veronica Drive Danvers LLC	Delaware
Oshawa Facility Inc.	Ontario
Ottershaw Property Holdings S.a.r.l.	Luxembourg
Overland Park Tenant, LLC	Delaware
Paramount Real Estate Services, Inc.	Delaware
Parkland Commons Subtenant, LLC	Delaware
Pelican Marsh Subtenant, LLC	Delaware
Pelican Point Subtenant, LLC	Delaware
Petoskey I, LLC	Delaware
Petoskey II, LLC	Delaware
Philadelphia Avenue Corporation	Pennsylvania
Pleasant View Retirement Limited Liability Company	Delaware
Plymouth I, LLC	Delaware
Pompton Associates, L.P.	New Jersey
Pompton Care, L.L.C.	New Jersey
Portsmouth Facility Inc.	Ontario
Potomac Acquisition LLC	Delaware
PVL Landlord - BC, LLC	Delaware
PVL Landlord - STL Hills, LLC	Delaware
PVL Tenant - BC, LLC	Delaware
PVL Tenant - Hermitage, LLC	Delaware
PVL Tenant - Panama City, LLC	Delaware
PVL Tenant - STL Hills, LLC	Delaware
PVL Tenant - Thomasville, LLC	Delaware
Queensbury Tenant, LLC	Delaware
Queenswood Facility Inc.	Ontario
Redmond Partners, LLC	Delaware
Regal Lifestyle (Birkdale) Inc.	Ontario
Regal Lifestyle (Chatham) Inc.	Ontario
Regal Lifestyle (Grand Wood) Inc.	Ontario
Regal Lifestyle (Lynwood) Inc.	Ontario
Regal Lifestyle (Port Perry) Inc.	Ontario
Regency Subtenant LP	Delaware
Renoir Facility Inc.	Ontario
Residence l'Ermitage Inc.	Quebec
Residence Notre-Dame (Victoriaville) Inc.	Quebec
Restful Homes (Birmingham) Limited	United Kingdom
Restful Homes (Milton Keynes) Ltd.	United Kingdom
Restful Homes (Tile Cross) Ltd.	United Kingdom
Restful Homes Developments Ltd.	United Kingdom
Restful Homes I Holding Company Ltd.	Jersey
Ridgmar Tenant, LLC	Delaware
Riverbend Facility Inc.	Ontario
Roswell Tenant, LLC	Delaware
RRR SAS Facilities Inc.	Ontario
RSF REIT V GP, L.L.C.	Texas
RSF REIT V SP GP, L.L.C.	Texas

RSF REIT V SP, L.L.C.	Delaware
RSF REIT V, LLC	Maryland
RSF SP Franklin V L.P.	Texas
RSF SP Harnett V, L.P.	Texas
RSF SP Liberty Ridge V L.P.	Texas
RSF SP Lillington AL V, L.P.	Texas
RSF SP Meadowview V L.P.	Texas
RSF SP Oakwood V, L.P.	Texas
RSF SP Scranton AL V, L.P.	Texas
RSF SP Scranton V, L.P.	Texas
RSF SP Smithfield V L.P.	Texas
RSF SP Stroudsburg V, L.P.	Texas
RSF SP Wrightsville V L.P.	Texas
Saints Investments Limited	United Kingdom
Santa Monica Assisted Living Owner, LLC	Delaware
Santa Monica GP, LLC	Delaware
Scranton AL Investors, LLC	Virginia
Scranton Health Investors, LLC	Virginia
Senior Living Grove City, LLC	Michigan
Senior Star Investments I, LLC	Delaware
Senior Star Investments Kenwood, LLC	Delaware
Senior Star Kenwood Holdco, LLC	Delaware
Senior Star Tenant Kenwood, LLC	Delaware
Senior Star Tenant, LLC	Delaware
Senior Star Wexford Tenant, LLC	Delaware
Senior Village Management, LLC	Michigan
Seniors Housing Investment III REIT Inc.	Maryland
Shawnee Mission Investors II, LLC	Delaware
Shawnee Mission Investors, LLC	Delaware
Shelbourne Senior Living Limited	United Kingdom
SHP-ARC II, LLC	Delaware
Sierra Pointe Subtenant LP	Delaware
Signature Devco 2 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 3 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 4 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 5 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 6 Property Holdings S.a.r.l.	Luxembourg
Signature Devco 7 Property Holdings S.a.r.l.	Luxembourg
Signature Senior Landlord, LLC	Delaware
Silverado Calabasas, LLC	Delaware
Silverado Senior Living Calabasas, Inc.	California
Silverado Senior Living Salt Lake City, Inc.	Delaware
Silverado Senior Living, Inc.	California
Simi Hills Subtenant LP	Delaware
SIPL Aurora Propco S.a.r.l.	Luxembourg
SIPL Finco S.a.r.l	Luxembourg
SIPL Finco TRS S.a.r.l.	Luxembourg
SIPL Holdco S.a.r.l	Luxembourg
SIPL Investments S.a.r.l	Luxembourg
SIPL Partner 1 S.a.r.l	Luxembourg
SIPL Partner 10 S.a.r.l	Luxembourg
SIPL Partner 11 S.a.r.l	Luxembourg
SIPL Partner 2 S.a.r.l	Luxembourg
SIPL Partner 3 S.a.r.l	Luxembourg

SIPL Partner 4 S.a.r.l	Luxembourg
SIPL Partner 5 S.a.r.l	Luxembourg
SIPL Partner 6 S.a.r.l	Luxembourg
SIPL Partner 7 S.a.r.l	Luxembourg
SIPL Partner 8 S.a.r.l	Luxembourg
SIPL Partner 9 S.a.r.l	Luxembourg
SIPL Propco NV S.a.r.l.	Luxembourg
SIPL Quantum Propco S.a.r.l.	Luxembourg
SIPL Saints Propco S.a.r.l	Luxembourg
SIPL Sunrise Propco S.a.r.l	Luxembourg
South Valley Medical Building L.L.C.	Minnesota
South Valley Venture, LLC	Minnesota
SP Green Ridge, LLC	Virginia
SP Harnett, LLC	Virginia
SP Lillington, LLC	Virginia
SP Virginia Beach, LLC	Virginia
SP Whitestone, LLC	Virginia
SR-73 and Lakeside Ave LLC	Delaware
SSL Landlord, LLC	Delaware
SSL Sponsor, LLC	Delaware
SSL Tenant, LLC	Delaware
St. Anthony Physicians, LLC	Delaware
St. Clare Physicians, LLC	Delaware
Stafford Convalescent Center, Inc.	Delaware
Stamford Physicians, LLC	Delaware
Sterling Investment Partners Ltd	Jersey
Sterling Midco Limited	United Kingdom
Stittsville Facility Inc.	Ontario
Stroudsburg Health Investors, LLC	Virginia
Subtenant 10120 Louetta Road, LLC	Delaware
Subtenant 10225 Cypresswood Drive, LLC	Delaware
Subtenant 1118 N. Stoneman Avenue, LLC	Delaware
Subtenant 11330 Farrah Lane, LLC	Delaware
Subtenant 1221 Seventh Street, LLC	Delaware
Subtenant 125 W. Sierra Madre Avenue, LLC	Delaware
Subtenant 1301 Ralston Avenue, LLC	Delaware
Subtenant 14058 A Bee Cave Parkway, LLC	Delaware
Subtenant 1430 East 4500 South, LLC	Delaware
Subtenant 1500 Borden Road, LLC	Delaware
Subtenant 1936 Brookdale Road, LLC	Delaware
Subtenant 22955 Eastex Freeway, LLC	Delaware
Subtenant 240 E. Third Street, LLC	Delaware
Subtenant 25100 Calabasas Road, LLC	Delaware
Subtenant 30311 Camino Capistrano, LLC	Delaware
Subtenant 330 North Hayworth Avenue, LLC	Delaware
Subtenant 335 Saxony Road, LLC	Delaware
Subtenant 350 W. Bay Street, LLC	Delaware
Subtenant 3611 Dickason Avenue, LLC	Delaware
Subtenant 3690 Mapleshade Lane, LLC	Delaware
Subtenant 514 N. Prospect Avenue, LLC	Delaware
Subtenant 550 America Court, LLC	Delaware
Subtenant 5521 Village Creek Drive, LLC	Delaware
Subtenant 7001 Bryant Irvin Road, LLC	Delaware
Subtenant 7950 Baybranch Drive, LLC	Delaware

Subtenant 800 C-Bar Ranch Trail, LLC	Delaware
Subtenant 8855 West Valley Ranch Parkway, LLC	Delaware
Subtenant 9410 E. Thunderbird, LLC	Delaware
Sun City Center Subtenant, LLC	Delaware
Sun City West Tenant, LLC	Delaware
Sunrise at Gardner Park Limited Partnership	Massachusetts
Sunrise Beach Cities Assisted Living, L.P.	California
Sunrise Connecticut Avenue Assisted Living Owner, L.L.C.	Virginia
Sunrise Gardner Park GP, Inc.	Massachusetts
Sunrise Home Help Services Limited	United Kingdom
Sunrise Louisville KY Senior Living, LLC	Kentucky
Sunrise Lower Makefield PA Senior Living, LP	Delaware
Sunrise of Beaconsfield G.P. Inc.	New Brunswick
Sunrise of Beaconsfield, LP	Ontario
Sunrise of Blainville G.P. Inc.	New Brunswick
Sunrise of Blainville, LP	Ontario
Sunrise of Dollard des Ormeaux G.P. Inc.	New Brunswick
Sunrise of Dollard des Ormeaux, LP	Ontario
Sunrise Operations Bagshot II Limited	United Kingdom
Sunrise Operations Banstead Limited	United Kingdom
Sunrise Operations Bassett Limited	United Kingdom
Sunrise Operations Beaconsfield Limited	United Kingdom
Sunrise Operations Bramhall II Limited	United Kingdom
Sunrise Operations Cardiff Limited	United Kingdom
Sunrise Operations Chorleywood Limited	United Kingdom
Sunrise Operations Eastbourne Limited	United Kingdom
Sunrise Operations Edgbaston Limited	United Kingdom
Sunrise Operations Elstree Limited	United Kingdom
Sunrise Operations Esher Limited	United Kingdom
Sunrise Operations Fleet Limited	United Kingdom
Sunrise Operations Guildford Limited	United Kingdom
Sunrise Operations Hale Barns Limited	United Kingdom
Sunrise Operations Purley Limited	United Kingdom
Sunrise Operations Solihull Limited	United Kingdom
Sunrise Operations Sonning Limited	United Kingdom
Sunrise Operations Southbourne Ltd.	United Kingdom
Sunrise Operations Tettenhall Ltd.	United Kingdom
Sunrise Operations UK Limited	United Kingdom
Sunrise Operations V.W. Limited	United Kingdom
Sunrise Operations Westbourne Limited	United Kingdom
Sunrise Operations Weybridge Limited	United Kingdom
Sunrise Operations Winchester Limited	United Kingdom
Sunrise UK Operations Limited	United Kingdom
Sunrise/Inova McLean Assisted Living, L.L.C.	Virginia
SZR Beaconsfield Inc.	New Brunswick
SZR Blainville Inc.	New Brunswick
SZR Dollard des Ormeaux, Inc.	New Brunswick
Tampa Bay Subtenant, LLC	Delaware
Tanglewood Tenant, LLC	Delaware
Terrace Gardens Retirement Facility Inc.	Ontario
The Apple Valley Limited Partnership	Massachusetts
The Apple Valley Partnership Holding Company, Inc.	Pennsylvania
The Courtyards Subtenant, LLC	Delaware
The Green (Solihull) Management Company Limited	United Kingdom

The Multicare Companies, Inc.	Delaware
The Renaissance Resort Retirement Living Inc. / Complexe De Residence Renaissance Inc.	Canada
The Straus Group-Old Bridge, L.P.	New Jersey
Trafalgar Facility Inc.	Ontario
TV Arlington Tenant, LLC	Delaware
Urban Senior Living Holdco LLC	Delaware
Urban Senior Living JV LLC	Delaware
Urban Senior Living REIT LLC	Delaware
Valleyview Drive S.W. Property Inc.	British Columbia
Vankleek Facility Inc.	Ontario
Ventana Canyon Tenant, LLC	Delaware
Vicino Italian Kitchen GP Inc.	Ontario
Vicino Italian Kitchen LP	Ontario
Villa Chicoutimi Inc.	Quebec
Villa de L'Estrie Inc.	Quebec
Villa du Saguenay Inc.	Quebec
Villa Jonquiere Inc.	Quebec
Villa Rive-Sud Inc.	Quebec
Villas Realty & Investments, Inc.	Pennsylvania
Virginia Beach Health Investors, LLC	Virginia
Voorhees Healthcare Properties, LLC	Delaware
Voorhees Physicians, LLC	Delaware
W TCG Burleson AL, LLC	Delaware
W TCG Carrollton IL, LLC	Delaware
W TCG Colleyville MC, LLC	Delaware
W TCG Granbury Campus, LLC	Delaware
W TCG Kingwood AL, LLC	Delaware
W TCG Melbourne Campus, LLC	Delaware
W TCG Murphy AL, LLC	Delaware
W TCG New Braunfels Campus, LLC	Delaware
W TCG Port St. Lucie Campus, LLC	Delaware
W TCG San Antonio Campus, LLC	Delaware
W TCG San Antonio West Campus, LLC	Delaware
W TCG Sugar Land Campus, LLC	Delaware
W TCG Vero Beach Campus, LLC	Delaware
W TCG Westworth Village Campus, LLC	Delaware
Wallingford Associates of Connecticut, L.P.	Delaware
Warwick Associates Of Rhode Island, L.P.	Delaware
Waterstone I, LLC	Delaware
WELL 2010 LLC	Delaware
WELL 2010 REIT LLC	Delaware
WELL BL OpCo LLC	Delaware
WELL I-A Properties LLC	Delaware
WELL Ibis Portfolio Member LLC	Delaware
WELL Mezzanine Lender LLC	Delaware
WELL Pappas Corporate Parcel Owner LLC	Delaware
WELL PM Properties LLC	Delaware
WELL Properties Intermediate Holdco LLC	Delaware
WELL SP Grove City Landlord LLC	Delaware
WELL SP Landlord LLC	Delaware
WELL SP Tenant LLC	Delaware
Wellesley Washington Street Housing I LLC	Delaware
Welltower 1915 North 34th Street, LLC	Wisconsin
Welltower 1950 Sunny Crest Drive GP, LLC	Delaware

Welltower 1950 Sunny Crest Drive, LP	Delaware
Welltower 2130 Continental Drive, LLC	Wisconsin
Welltower 5017 South 110th Street, LLC	Wisconsin
Welltower Ballard LLC	Minnesota
Welltower BV Westwood PropCo GP LLC	Delaware
Welltower CCRC OpCo LLC	Delaware
Welltower Charitable Foundation	Delaware
Welltower Cogir Landlord, LP	Delaware
Welltower Cogir Tenant, LLC	Delaware
Welltower Colorado Properties LLC	Delaware
Welltower Eclipse Bethesda PropCo LLC	Delaware
Welltower Eclipse Bethesda TRS LLC	Delaware
Welltower Eclipse Chevy Chase PropCo LLC	Delaware
Welltower Eclipse Chevy Chase TRS LLC	Delaware
Welltower Eclipse Issaquah PropCo LLC	Delaware
Welltower Eclipse Issaquah TRS LLC	Delaware
Welltower Eclipse Pleasanton PropCo LLC	Delaware
Welltower Eclipse Pleasanton TRS LLC	Delaware
Welltower Eclipse Sabre Springs PropCo LLC	Delaware
Welltower Eclipse Sabre Springs TRS LLC	Delaware
Welltower Eclipse Silas Burke PropCo LLC	Delaware
Welltower Eclipse Silas Burke TRS LLC	Delaware
Welltower HealthCare Properties II LLC	Delaware
Welltower HealthCare Properties LLC	Delaware
Welltower HealthCare Venture Properties LLC	Delaware
Welltower Iowa Holdco LLC	Delaware
WELLTOWER KISCO RIDEA LANDLORD, LLC	Delaware
WELLTOWER KISCO RIDEA TENANT, LLC	Delaware
Welltower KSL Owner LLC	Delaware
Welltower Management Company Holdco LLC	Delaware
Welltower Mission Viejo Medical Center JV, LLC	Delaware
Welltower NNN Group LLC	Delaware
Welltower Northbridge Landlord LLC	Delaware
Welltower Northbridge Tenant LLC	Delaware
Welltower OM Group LLC	Delaware
Welltower OM Member JV GP LLC	Delaware
Welltower OM Member JV LP	Delaware
Welltower OM Member REIT LLC	Delaware
Welltower OM PropCo GP LLC	Delaware
Welltower OpCo Group LLC	Delaware
Welltower Pegasus Landlord, LLC	Delaware
Welltower Pegasus Tenant, LLC	Delaware
Welltower Pegasus TRS LLC	Delaware
Welltower Propco Group Borrower LLC	Delaware
Welltower PropCo Group LLC	Delaware
Welltower REIT Holdings LLC	Delaware
Welltower TCG NNN Landlord, LLC	Delaware
Welltower TCG RIDEA Landlord, LLC	Delaware
Welltower TCG RIDEA Tenant, LLC	Delaware
Welltower TRS Holdco LLC	Delaware
Welltower Victory II GP LLC	Delaware
Welltower Victory II JV LP	Delaware
Welltower Victory II Landlord LP	Delaware
Welltower Victory II OpCo LLC	Delaware

Welltower Victory II PropCo LLC	Delaware
Welltower Victory II REIT LLC	Delaware
Welltower Victory II Tenant LP	Delaware
Welltower Victory II TRS LLC	Delaware
Welltower Victory III Landlord LLC	Delaware
Welltower Victory III OpCo LLC	Delaware
Welltower Victory III Tenant LP	Delaware
Welltower Victory III TRS LLC	Delaware
Welltower W128 N6900 Northfield Drive, LLC	Wisconsin
Westford Littleton Road I LLC	Delaware
Westminster Junction Venture, LLC	Minnesota
White Lake I, LLC	Delaware
Willow Manor Nursing Home, Inc.	Massachusetts
Wimbledon Opco Limited	United Kingdom
Windrose 310 Properties, L.L.C.	Tennessee
Windrose Congress I Properties, L.P.	Delaware
Windrose Congress II Properties, L.P.	Delaware
Windrose Lake Mead Properties, L.L.C.	Virginia
Windrose Mount Vernon Properties, L.L.C.	Virginia
Windrose Palm Court Properties, L.L.C.	Virginia
Windrose Princeton Properties, L.L.C.	Delaware
Windrose SPE Mount Vernon Properties, Inc.	Georgia
Windrose St. Louis I Properties, LLC	Delaware
Windrose Tulsa Properties, L.L.C.	Delaware
Windrose West Boca Properties, Ltd.	Florida
Windrose West Seneca Properties, LLC	Delaware
WMP West Seneca Management, LLC	Delaware
WMPT Congress I Management, L.L.C.	Delaware
WMPT Congress II Management, L.L.C.	Delaware
WMPT Princeton Management, L.L.C.	Delaware
WMPT Sacramento Properties, L.L.C.	Virginia
WMPT Sacramento, L.P.	Virginia
WMPT St. Louis I Management, LLC	Delaware
WMPT Stone Oak Properties, L.L.C.	Virginia
WMPT Stone Oak, L.P.	Virginia
WMPT Tulsa Management, L.L.C.	Delaware
WMPT West Boca Management, L.L.C.	Delaware
WR Brentwood Propco S.a.r.l.	Luxembourg
WR Coombe Propco S.a.r.l.	Luxembourg
WR Epsom Propco S.a.r.l.	Luxembourg
WR GP Limited	Jersey
WR Hindhead Propco S.a.r.l.	Luxembourg
WR Holdco 2 S.a.r.l.	Luxembourg
WR Holdco S.a.r.l.	Luxembourg
WR Investment Partners Limited	Jersey
WR Limited Partnership	Jersey
WR Midco Limited	United Kingdom
WR Signature DP 2 S.a.r.l.	Luxembourg
WR Signature Operations Limited	United Kingdom
WT UK OPCO 1 Limited	United Kingdom
WT UK OpCo 2 Limited	United Kingdom
WT UK OpCo 3 Limited	United Kingdom